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                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                              FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)             September 2, 1998



                     DONALDSON, LUFKIN & JENRETTE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                               Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)



                  1-6862                         13-1898818
         ------------------------            --------------------
         (Commission File Number)             (I.R.S. Employer
                                             (Identification No.)


       277 Park Avenue, New York, New York            10172
     ---------------------------------------        ----------
     (Address of principal executive office)        (Zip Code)


       Registrant's telephone number, including area code: (212) 892-3000





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Item 5. Other Events

A press release dated September 2, 1998, issued by Donaldson, Lufkin
& Jenrette, Inc., is filed herewith as an exhibit concerning the financial results for the first two months of its third quarter, which ends
September 30, 1998. The information concerning the Company contained therein is hereby incorporated in its entirety by reference.

(c)  Exhibit

     Exhibit 99.3       Press release dated September 2, 1998.








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                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Donaldson, Lufkin & Jenrette, Inc.

                                         /s/ Marjorie White
                                        -----------------------
                                         Marjorie White
                                         Secretary



September 2, 1998